MUNICIPAL HIGH INCOME FUND INC.
(the "Fund")
Supplement to Prospectus dated
January 15, 1997


The following information supplements, and to the extent inconsistent therewith, supersedes, the information in the Prospectus under "Dividends and Distributions; Dividend Reinvestment Plan".



If 98% of the net asset value of the Common Stock at the time of valuation exceeds the market price of Common Stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, First Data will buy Common Stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If, following the commencement of the purchases and before First Data has completed its purchases, the market price exceeds 98% of net asset value of the Common Stock, First Data will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares at 98% of net asset value per share. In this case, the number of shares of Common Stock received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.





June  6, 1997

FD 1302